MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND OF MERRILL
                   LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

   Supplement dated December 20, 2001 to Prospectus dated November 14, 2001

     On December 14, 2001, the Board of Trustees of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), on behalf of Merrill Lynch North Carolina Municipal Bond Fund (the "Fund"), a series of the Trust, approved an Agreement and Plan of Reorganization providing that the National Portfolio (the "National Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund"), will acquire substantially all of the assets and will assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of the National Portfolio. After the completion of these transactions, the Fund will be terminated as a series of the Trust in accordance with the Declaration of Trust of the Trust and the laws of the Commonwealth of Massachusetts (the "Reorganization").

     The investment objectives of the Fund and the National Portfolio are similar; however, they differ with respect to the tax-exempt nature of the income paid to their respective shareholders. The National Portfolio seeks to provide shareholders with as high a level of income exempt from Federal income tax (but not North Carolina individual or corporate income tax) as is consistent with its investment policies. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

     If the Reorganization takes place, Fund shareholders will be entitled to receive the same class of shares of the National Portfolio (i.e., Class A, Class B, Class C or Class D) as such shareholder held in the Fund immediately prior to the Reorganization. The account maintenance fees for Class D shares of the National Portfolio, and the distribution fees for Class B and Class C shares of the National Portfolio are higher than the corresponding fees for the Fund's shares. However, the lower total operating expenses of the National Portfolio after the Reorganization are expected to offset such higher fees.

     An annual meeting of the shareholders of the Fund to consider the Reorganization has been called for March 18, 2002. The record date for determining the shareholders of the Fund entitled to receive notice of and to vote at such annual meeting is January 22, 2002. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2002.

Code #16400-12-01